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                            THE HUNTINGTON DIRECTOR
                              SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY

       SUPPLEMENT DATED MAY 25, 2001 TO THE PROSPECTUS DATED MAY 1, 2001

On May 12, 2001, The Huntington National Bank reorganized its investment advisory services and created Huntington Asset Advisors, Inc., a separate, wholly owned subsidiary of The Huntington National Bank. Huntington Asset Advisors, Inc. has replaced The Huntington National Bank as the investment adviser to the Huntington VA Income Equity Fund and Huntington VA Growth Fund. All references in the prospectus to "The Huntington National Bank" as investment adviser are replaced with "Huntington Asset Advisors, Inc."

HV-3043
333-69485